UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 25, 2005
                                                --------------------------------

                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-3 to be formed pursuant to a
    Trust Agreement, dated as of February 1, 2005, relating to the GSAA Home
         Equity Trust 2005-3, Asset-Backed Certificates, Series 2005-3)
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Delaware                              333-120274-10              13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K/A, attaching the Trust Agreement (as defined below), filed on March 15, 2005 is hereby amended and restated in its entirety because the Trust Agreement attached as an exhibit to the Registrant's Form 8-K/A was not the correct version of such Agreement.

      Attached as Exhibit 4 is the correct Trust Agreement (as defined below) for GSAA Home Equity Trust 2005-3 Asset-Backed Certificates, Series 2005-3. On February 25, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of February 1, 2005 (the "Trust Agreement"), by and among the Company, as depositor, HSBC Bank USA, National Association, as trustee, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, N.A., as securities administrator, of GSAA Home Equity Trust 2005-3, Asset-Backed Certificates, Series 2005-3 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of February 25, 2005 of $381,248,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 18, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

(c)   Exhibits

Exhibit 4 Trust Agreement, dated as of February 1, 2005, by and among GS Mortgage Securities Corp., as depositor, HSBC Bank USA, National Association, as trustee, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, N.A., as securities administrator.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      March 25, 2005
                                   By:    /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:   Michelle Gill
                                      Title:  President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.                   Description                        Electronic (E)
-----------                   -----------                        --------------

4                             Trust Agreement, dated as of             E
                              February 1, 2005, by and among GS
                              Mortgage Securities Corp., as
                              depositor, HSBC Bank USA, National
                              Association, as trustee, Deutsche
                              Bank National Trust Company, as
                              custodian, and Wells Fargo Bank,
                              N.A., as securities administrator.